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                                                                    EXHIBIT 10.5


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                        CAPITAL PACIFIC HOLDINGS, INC.,
                                   as Issuer

                          CAPITAL PACIFIC HOMES, INC.,

                           J.M. PETERS NEVADA, INC.,

                          and PETERS RANCHLAND, INC.,
                                 as Guarantors

                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   as Trustee

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                         Second Supplemental Indenture

                         Dated as of September 10, 1997

                                       to

                                   Indenture
                            Dated as of May 13, 1994

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     THIS SECOND SUPPLEMENTAL INDENTURE, dated as of September 10, 1997 among
CAPITAL PACIFIC HOLDINGS, INC. (formerly known as J.M. Peters Company, Inc.), a Delaware corporation (the "Company"), CAPITAL PACIFIC HOMES, INC. (formerly known as Durable Homes, Inc.), a Nevada corporation, J.M. PETERS NEVADA, INC., a Delaware corporation, and PETERS RANCHLAND, INC., a Delaware corporation, as Guarantors (each a "Guarantor" and, collectively, the "Guarantors") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as Trustee under the Indenture dated as of May 13, 1994 (the "Indenture").

     WHEREAS, Section 9.01(8) of the Indenture provides that the Company when authorized by a resolution of its Board of Directors, each Guarantor, when authorized by a resolution of its board of directors or any committee of such board of directors duly authorized to act under the Indenture, and the Trustee may amend or supplement the Indenture without notice to or the consent of any Holder if the change does not materially adversely affect the rights of any Holder; and

     WHEREAS, the Company has determined to amend Section 5.01(i) of the Indenture to provide that a successor to the Company may be a partnership, a limited liability company, an association, a trust, or any other entity organized and validly existing under the laws of the United States of America; and

     WHEREAS, all things necessary to make this Second Supplemental Indenture a valid, binding and legal instrument supplemental to the Indenture have been performed.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH: that in order to amend the Indenture and in consideration of the premises, and in consideration of the sum of One Dollar by the Trustee to the Company paid, receipt whereof is hereby acknowledged, the Company hereby agrees and provides, for the equal and proportionate benefit of the respective Holders, as follows:

                                  ARTICLE ONE
                             AMENDMENT TO INDENTURE

     SECTION 1. Pursuant to Section 9.01(8) of the Indenture, the Company hereby amends Section 5.01(i) of the Indenture by amending said Section 5.01(i) to read in its entirety as follows:

     Section 5.01(i). "The Company or such Guarantor, as the case may be, shall be the continuing Person, or the Person (if other than the Company or such Guarantor, as the

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     case may be) formed by such consolidation or into which the Company or such
     Guarantor, as the case may be, is merged or that acquired or leased such property and assets of the Company or such Guarantor, as the case may be, shall be a corporation, a partnership, a limited liability company, an association, a trust or any other organization or entity organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by a supplemental indenture in form reasonably suitable to the Trustee, executed and delivered to the Trustee, all of the obligations of the Company or such Guarantor, as the case may be, on all of the Securities or such Guarantor's Subsidiary Guarantee, as the case may be, under this Indenture;"

                                  ARTICLE TWO
                            MISCELLANEOUS PROVISIONS

     SECTION 2. Subject to the amendments provided for in this Second Supplemental Indenture, the capitalized terms used herein and defined in the Indenture shall, for all purposes of this Second Supplemental Indenture, have the meanings specified in the Indenture.

     SECTION 3. The recitals of fact contained in this Second Supplemental Indenture shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity of this Second Supplemental Indenture.

     SECTION 4. The titles of the several Articles of this Second Supplemental Indenture shall not be deemed to be any part hereof.

     SECTION 5. This Second Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture be duly executed, all as of the date first written above.

                                        CAPITAL PACIFIC HOLDINGS, INC.,
                                                as Issuer

                                        By: /s/ HADI MAKARECHIAN
                                            -----------------------------
                                            Name: Hadi Makarechian
                                            Title: Chairman of the Board

Attest: /s/ DALE DOWERS
        ------------------------------
        Name: Dale Dowers
        Title: Chief Executive Officer


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                                              CAPITAL PACIFIC HOMES, INC.,
                                                      as Guarantor

                                              By: /s/ HADI MAKARECHIAN
                                                  -----------------------------
                                                  Name: Hadi Makarechian
                                                  Title: Chairman of the Board

Attest: /s/ DALE DOWERS
        ---------------------------------
        Name: Dale Dowers
        Title: Vice Chairman of the Board

                                              PETERS RANCHLAND, INC.,
                                                      as Guarantor

                                              By: /s/ HADI MAKARECHIAN
                                                  -----------------------------
                                                  Name: Hadi Makarechian
                                                  Title: Chairman of the Board

Attest: /s/ DALE DOWERS
        ---------------------------------
        Name: Dale Dowers
        Title: Chief Executive Officer

                                              J.M. PETERS NEVADA, INC.,
                                                      as Guarantor

                                              By: /s/ HADI MAKARECHIAN
                                                  -----------------------------
                                                  Name: Hadi Makarechian
                                                  Title: Chairman of the Board

Attest: /s/ DALE DOWERS
        ---------------------------------
        Name: Dale Dowers
        Title: Vice Chairman of the Board

                                              UNITED STATES TRUST COMPANY
                                              OF NEW YORK,
                                                         as Trustee

                                              By: /s/ MARGARET M. CIESMELEWSKI
                                                 ------------------------------
                                                 Name: Margaret W. Ciesmelewski
                                                 Title: Assistant Vice President

Attest: /s/ ROBERT F. LEE
        ------------------------------
        Name: Robert F. Lee
        Title: Assistant Secretary


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